Exhibit 10.2

EQUIPMENT SCHEDULE No. 11

Lessee: SIGMATRON INTERNATIONAL, INC.
Street Address: 2201 Landmeier Road	City: Elk Grove Village	State: IL	County: Cook	Zip: 60007
Contact: Michelle Laguna		Telephone: (847) 640-4397
Equipment Location: 2201 Landmeier Road, Elk Grove Village, IL 60007 Equipment Location: 30000 Eigenbrodt Way, Union City, CA 94587

Please see attached “Exhibit A” for Equipment Description.

This Equipment Schedule No. 11 dated October 10, 2019 (“Equipment Schedule”) incorporates the terms and conditions of that certain Master Lease No. 2017389 dated August 15, 2017 (“Master Lease”) by and between FIRST AMERICAN COMMERCIAL BANCORP, INC. (“Lessor”) and SIGMATRON INTERNATIONAL, INC. (“Lessee”) (the Equipment Schedule and Master Lease as incorporated therein, the “Lease”).  Lessor hereby leases to Lessee and Lessee hereby leases from Lessor the above-described items of Equipment for the Lease Term and on terms and conditions set forth herein.  In the event of any conflict between the terms of the Master Lease and the terms of this Equipment Schedule, the terms of this Equipment Schedule shall prevail.

If applicable, for purposes of this Equipment Schedule and all ancillary documents, the terms defined in the Master Lease as “Delivery  Order and Acceptance Certificate” and “Authorization Date” are hereby revised to be “Delivery and Acceptance Certificate” and “Acceptance Date,” respectively.

Base Lease Term 42 Months	Lessee shall pay Lessor a nonrefundable advance rental payment in the amount of $6,580.30 which is applied to the last payment due under the Lease. Billing is monthly.	Monthly Rental Payment $6,580.30, plus applicable taxes

Accepted by Lessee: SIGMATRON INTERNATIONAL, INC.		Accepted by Lessor: FIRST AMERICAN COMMERCIAL BANCORP, INC.
By: /s/ Linda K. Frauendorfer		By: /s/ Mike Bennett
Name: Linda Frauendorfer		Name: Mike Bennett
Title: Chief Financial Officer	Date October 9, 2019	Title: Vice President	Date: October 10, 2019